SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934



(  )  Filed by the Registrant
(  )  Filed by a Party other than the Registrant

Check the appropriate box:

(x )  Preliminary Proxy Statement
(  )  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-b(e)(2))
(  )  Definitive Proxy Statement
(  )  Definitive Additional Materials
(  )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12



                         FIRST CITIZENS BANCORPORATION
                            OF SOUTH CAROLINA, INC.
                (Name of Registrant as Specified In Its Charter)



   (Name of Person(s) Filing Proxy Statement If Other Than Registrant)


PAYMENT OF FILING FEE (Check the appropriate box):

(x )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
(  )  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

(Set forth the amount on which the filing fee is calculated and state how it was determined)

( ) Fee previously paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:              $

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                          FIRST CITIZENS BANCORPORATION
                             OF SOUTH CAROLINA, INC.

                                1230 Main Street
                               Post Office Box 29
                         Columbia, South Carolina 29202




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



                            To Be Held April 24, 1996


                  NOTICE is hereby given that the Annual Meeting of Shareholders of First Citizens Bancorporation of South Carolina, Inc. will be held in the Board Room on the third floor of the First Citizens Banking Center of First-Citizens Bank and Trust Company of South Carolina, at the corner of Washington and Park Streets, Columbia, South Carolina, on Wednesday, April 24, 1996, at 2:00 p.m., for the following purposes:

                  (1) To consider a proposal to fix the number of directors to be elected at 25;

                  (2)      To elect 25 directors for a term of one year; and,

                  (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

                  The Board of Directors has fixed the close of business on March 15, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                  SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. TO ENSURE THE PRESENCE OF A QUORUM, ALL SHAREHOLDERS, EVEN THOUGH THEY PLAN TO ATTEND, ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ACCOMPANYING PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT AND VOTE IN PERSON SHOULD YOU ATTEND THE MEETING.

                                           By Order of the Board of Directors



                                           E. W. Wells, Secretary





March 22, 1996

                          FIRST CITIZENS BANCORPORATION
                             OF SOUTH CAROLINA, INC.

                                1230 Main Street
                               Post Office Box 29
                         Columbia, South Carolina 29202
                          Mailing Date: March 22, 1996

                            ------------------------

                                 PROXY STATEMENT
                            ------------------------

                         Annual Meeting of Shareholders
                            To Be Held April 24, 1996

                  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Citizens Bancorporation of South Carolina, Inc. ("Bancorp") for use at the Annual Meeting of Shareholders to be held in the Board Room on the third floor of the First Citizens Banking Center of First-Citizens Bank and Trust Company of South Carolina (the "Bank"), at the corner of Washington and Park Streets, Columbia, South Carolina, on Wednesday, April 24, 1996, at 2:00 p.m., or any adjournments thereof.

                  Any shareholder who executes the form of proxy accompanying this Proxy Statement has the right to revoke it at any time before it is exercised by delivering, directly or by mail, to E. W. Wells, Secretary of Bancorp, at Post Office Box 29, 1230 Main Street, Columbia, South Carolina 29202, either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and asserting the right to vote in person. Proxies in the accompanying form, properly executed, duly returned to Bancorp management and not revoked, will be voted in accordance with the instructions contained in the proxy. If no instructions are given, the proxy will be voted FOR fixing the number of directors at 25 and FOR the election, as directors, of each of the nominees named herein. On such other business as may properly come before the meeting, the proxyholders will be authorized to vote in accordance with their best judgment. In the event any nominee named herein becomes unavailable for election, the proxies may be voted in favor of such substitute nominee, if any, as the proxyholders may designate.

                  In addition to solicitation by mail, proxies may be solicited without additional compensation by regular employees of the Bank, the principal subsidiary of Bancorp, by personal interview, telephone or telegraph. Bancorp will bear the expenses of such solicitation.

                                VOTING SECURITIES

                  As of March ___, 1996, Bancorp had issued and outstanding 960,420 shares of voting stock consisting of: (a) 892,813 shares of $5 par value common stock; (b) 52,336 shares of $50 par value preferred stock, which includes 8,305 shares of Series A, 11,810 shares of Series B, and 32,221 shares of Series F; (c) 6,794 shares of $20 par value preferred stock, Series C; and, (d) 8,477 shares of no par value preferred stock, Series G. Under applicable South Carolina law, shares of Series A, Series B and Series F are considered to constitute a single class of preferred stock ("$50 par preferred stock"); shares of Series C are considered to constitute a separate class of preferred stock ("$20 par preferred stock"); and shares of Series G are considered to constitute a separate class of preferred stock ("no par preferred stock"). Each outstanding share of such common and preferred stock is entitled to one vote, without distinction as to class or series, unless class voting of such shares is required by law. Class voting rights do not apply to either of the proposals to be considered at the Annual Meeting.

                     RECORD DATE; VOTE REQUIRED FOR APPROVAL

                  Only shareholders of record on March 15, 1996, will be eligible to receive notice of and to vote at the Annual Meeting.

                  In the election of directors, the 25 nominees receiving the highest number of votes shall be elected as directors, and each share will be entitled to one vote for each director to be elected. However, any shareholder will be entitled to cumulate his or her votes by giving one candidate a number of votes equal to the number of directors to be elected and for whose election such shareholder has a right to vote multiplied by the number of such shareholder's shares, or by distributing such votes on the same principle among any number of such candidates. A shareholder who intends to cumulate his votes shall either (i) give written notice of his intention to the President or other officer of the corporation not less than 48 hours before the time fixed for the meeting, which notice must be announced in the meeting before the voting, or
(ii) announce his intention in the meeting before the voting for directors commences; and all shareholders entitled to vote at the meeting shall, without further notice, be entitled to cumulate their votes. If cumulative voting is to be used, persons presiding may (or if requested by any shareholder, shall) recess the meeting for a reasonable time to allow deliberation by shareholders, not to exceed two hours. Included in this solicitation of proxies is the discretionary authority to the named proxyholders to vote cumulatively and, in the event of cumulative voting, proxyholders named by Bancorp or their appointed substitutes may, at their discretion, distribute their votes equally or unequally among the nominees set forth in this Proxy Statement and in a manner which would tend to elect the greatest number of such nominees (or any substitutes therefor) as the number of votes cast by them would permit.

                  For Proposal 1 to be approved, the votes cast favoring the Proposal must exceed the votes cast against the Proposal.

                  Abstentions and broker non-votes will have no effect in the voting at the Annual Meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

                  As of March __, 1996, the following shareholders owned beneficially in excess of 5% of a class of Bancorp's outstanding voting securities:

                                                                        Amount and                                      Percentage
                                                                        Nature of                                       of
Title                       Name and Address                            Beneficial                Percentage            Eligible
of Class                    of Beneficial Owner                         Ownership(2)              of Class              Vote

Common                      George H. Broadrick(1)                        87,705(3)                  9.82%                9.13%
                            Charlotte, NC

                            Frank B. Holding(1)                          375,955(4)                 42.11%               39.14%
                            Smithfield, NC

                            Lewis R. Holding                             172,271(5)                 19.30%               17.94%
                            Lyford Cay, Bahamas

$50 Par                     Pearl S. Arant                                 3,479                     6.65%                 .36%
Preferred                   Pageland, SC

                            Gladys W. Griggs                               4,630                     8.85%                 .48%
                            Pageland, SC

                            Frank B. Holding(1)                            3,436(6)                  6.57%                 .36%
                            Smithfield, NC


                                        2


                                                                        Amount and                                      Percentage
                                                                        Nature of                                       of
Title                       Name and Address                            Beneficial                Percentage            Eligible
of Class                    of Beneficial Owner                         Ownership(2)              of Class              Vote


$50 Par                     E. W. Wells                                    3,116(7)                  5.95%                 .32%
Preferred                   Columbia, SC


$20 Par                     Carolina Bonded Storage Co.                      462                     6.80%                 .05%
Preferred                   Columbia, SC

                            Jay C. Case                                      535                     7.87%                 .06%
                            Columbia, SC

                            Frank B. Holding(1)                             2,495(8)                36.72%                 .26%
                            Smithfield, NC

No Par                      Frank B. Holding(1)                             6,107(9)                72.04%                 .64%
Preferred                   Smithfield, NC




  (1)             A director of Bancorp.

  (2) Except as otherwise stated in the footnotes following this table, the shares shown as beneficially owned are, to the best of Bancorp management's knowledge, owned of record by the persons or entities named and such persons or entities exercise sole voting and investment power with respect to those shares.

  (3) George H. Broadrick has sole voting and investment power as to 118 shares held on his own behalf, 26,023 shares held by him as trustee for the benefit of Caroline R. Holding, and 25,522 shares held by him as trustee for the benefit of Carmen P. Holding, who also is a director of Bancorp; such 25,522 shares also are included in the beneficial ownership shown for Ms. Holding in the section of this proxy statement entitled "OWNERSHIP OF SECURITIES BY MANAGEMENT." Mr. Broadrick exercises shared voting and investment power as to 36,042 shares held by First Citizens BancShares, Inc., Raleigh, N.C., which shares, for beneficial ownership purposes, are deemed controlled by him; such shares also are included in the beneficial ownership shown above for Lewis R. Holding and Frank B. Holding.

  (4) Frank B. Holding has sole voting and investment power as to 148,219 shares held on his own behalf. He disclaims beneficial ownership as to 131,295 shares held by his wife, adult children and their spouses, and 2,100 shares held in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank & Trust Company, Raleigh, N.C., for the benefit of his adult children, all of which shares are included above. He exercises shared voting and investment power as to shares held by the following corporations and other entities which, for beneficial ownership purposes, are deemed controlled by Mr. Holding: First Citizens BancShares, Inc., Raleigh, N.C. (36,042 shares); Yadkin Valley Company (35,000 shares); Southern BancShares (N.C.), Inc. (10,938 shares); Twin States Farming, Inc. (1,045 shares); and in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina (11,316 shares held in a fiduciary capacity for various third parties). Included in Frank B. Holding's beneficial ownership are 71,042 shares also included in the beneficial ownership shown for his brother, Lewis R. Holding, of which 36,042 shares also are included in the beneficial ownership of George H. Broadrick.

  (5) Lewis R. Holding exercises sole voting and investment power as to 92,284 shares held on his own behalf. He disclaims beneficial ownership as to 8,845 shares owned by his wife and 100 shares owned by an adult daughter, which shares are included above. He exercises shared voting and investment power as to 71,042 shares held by the following corporations which, for beneficial ownership purposes, are deemed controlled by Mr. Holding: Yadkin Valley Company (35,000 shares) and First Citizens BancShares, Inc., Raleigh, N.C. (36,042 shares). Included in Lewis R. Holding's beneficial ownership are 71,042 shares also included in the beneficial ownership shown for his brother, Frank B. Holding, of which 36,042 shares also are included in the beneficial ownership of George
                  H. Broadrick.

 (6) Frank B. Holding does not hold of record any shares of $50 par preferred stock and disclaims beneficial ownership as to 3,436 shares shown above and held by his wife and adult children.

 (7) E. W. Wells exercises sole voting and investment power as to 2,045 shares of $50 par preferred stock held on his own behalf and shared voting and investment power as to 1,071 shares of $50 par preferred stock held by his wife and children.

 (8) Frank B. Holding does not hold of record any shares of $20 par preferred stock and disclaims beneficial ownership as to 2,268 shares included above and held by his wife and adult children. He exercises shared voting and investment power as to 227 shares held for the benefit of a third party in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina, which corporation is deemed controlled by Mr. Holding for beneficial ownership purposes.

 (9) Frank B. Holding does not hold of record any shares of no par preferred stock and disclaims beneficial ownership as to 6,107 shares of such stock shown above and held by his adult children, their spouses, and a trust of which an adult daughter is trustee.

                      OWNERSHIP OF SECURITIES BY MANAGEMENT

                  As of March __, 1996, the beneficial ownership of Bancorp's outstanding voting and non-voting securities by its directors, certain executive officers named below in the Summary Compensation Table, and by all directors and executive officers of Bancorp and the Bank as a group, was as follows:


                                                                         Amount and                               Percentage
                                                                         Nature of                                of
Title                                                                    Beneficial              Percentage       Eligible
of Class         Name of Beneficial Owner                                Ownership(1)            of Class         Vote

Common           Jim B. Apple                                               150                    .02%             .02%

                 Richard W. Blackmon                                        110                    .01%             .01%

                 George H. Broadrick                                     87,705(2)                9.82%            9.13%

                 T. E. Brogdon                                              100                    .01%             .01%

                 Laurens W. Floyd                                           644(3)                 .07%             .07%

                 Charles S. Haltiwanger                                     303                    .03%             .03%

                 William E. Hancock, III                                  3,768(4)                 .42%             .40%

                 T. J. Harrelson                                         12,273(5)                1.37%            1.28%

                 Robert B. Haynes                                        38,138(6)                4.27%            3.97%

                 Wycliffe E. Haynes                                      38,243(7)                4.28%            3.98%

                 Albert R. Heyward, II                                      100                    .01%             .01%

                 Carmen P. Holding                                       25,622(8)                2.87%            2.67%

                 Frank B. Holding                                       375,955(9)               42.11%           39.14%


                                        4



                                                                         Amount and                               Percentage
                                                                         Nature of                                of
Title                                                                    Beneficial              Percentage       Eligible
of Class         Name of Beneficial Owner                                Ownership(1)            of Class         Vote

Common           Thomas W. Lane                                             278                     .03%             03%

                 Russell A. McCoy, Jr.                                      173(10)                 .02%            .02%

                 Charles S. McLaurin, III                                   114                     .01%            .01%

                 E. Hite Miller, Sr.                                     11,546(11)                1.29%           1.20%

                 N. Welch Morrisette, Jr.                                   118                     .01%            .01%

                 E. Perry Palmer                                            800                     .09%            .08%

                 J. William Pitts, Sr.                                    2,343(12)                 .26%            .24%

                 Bruce L. Plyler                                          2,155(13)                 .24%            .22%

                 L. H. Rowell                                               911                     .10%            .09%

                 William E. Sellars                                      38,198(14)                4.28%           3.98%

                 Henry F. Sherrill                                        3,091(15)                 .35%            .32%

                 J. A. Stanley                                              300                     .03%            .03%

Non-Voting       Frank B. Holding                                        24,437(17)               51.21%             --
Common(16)

$50 Par          Frank B. Holding                                         3,436(18)                6.57%            .36%
Preferred

                 Dan H. Jordan                                              367                     .70%            .04%

$20 Par          Jay C. Case                                                535                    7.87%            .06%
Preferred
                 E. Hite Miller, Sr.                                        227(19)                3.34%            .02%


                 Frank B. Holding                                         2,495(20)               36.72%            .26%

No Par           Frank B. Holding                                         6,107(21)               72.04%            .64%
Preferred

Non-Voting       Frank B. Holding                                           378(22)               72.00%             --
Preferred (16)

Common           All directors and executive officers                   486,474                   54.49%           50.65%
                 as a group (33 persons)

Non-Voting       All directors and executive officers                    24,437                   51.21%             --
Common (15)      as a group (33 persons)

$50 Par          All directors and executive officers                     7,177                   13.71%             .75%
Preferred        as a group (33 persons)

$20 Par          All directors and executive officers                     3,205                   47.17%             .33%
Preferred        as a group (33 persons)


                                        5



                                                                         Amount and                               Percentage
                                                                         Nature of                                of
Title                                                                    Beneficial              Percentage       Eligible
of Class         Name of Beneficial Owner                                Ownership(1)            of Class         Vote



No Par           All Directors and executive officers                     6,338                    74.77%           .66%
Preferred        as a group (33 persons)


Non-Voting       All directors and executive officers                       378                    72.00%             --
Preferred (16)   as a group (33 persons)

---------------

         (1) Except as otherwise stated in the footnotes following this table, shares shown as beneficially owned are, to the best of Bancorp's management's knowledge, owned of record by the persons named and such persons exercise sole voting and investment power with respect to those shares.

         (2) For a description of the beneficial ownership of common stock by George H. Broadrick, see footnote (3) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

         (3) Laurens W. Floyd exercises sole voting and investment power as to 592 shares held on his own behalf. He disclaims beneficial ownership as to 52 shares included above and held by his wife.

         (4) William E. Hancock, III exercises sole voting and investment power as to 194 shares held on his own behalf and as to 738 shares held by him as Trustee for the benefit of his children. He exercises shared voting and investment power as to shares held by Hancock Buick, Inc. (110 shares) and Hancock Investments (2,726 shares), which entities are deemed controlled by Mr. Hancock for beneficial ownership purposes.

         (5) T. J. Harrelson exercises sole voting and investment power as to 682 shares held on his own behalf and exercises shared voting and investment power as to 11,591 shares held of record by his wife and adult children.

         (6) Robert B. Haynes exercises sole voting and investment power as to 140 shares held on his own behalf. He exercises shared voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is Chairman of the Board, Vice President and Secretary, which shares also are included in the beneficial ownership of Wycliffe E. Haynes and William E. Sellars.

         (7) Wycliffe E. Haynes exercises sole voting and investment power as to 136 shares held on his own behalf. He disclaims beneficial ownership as to 109 shares included above and held by his spouse. He exercises shared voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is Vice President, which shares also are included in the beneficial ownership of Robert B. Haynes and William E. Sellars.

         (8) Carmen P. Holding exercises sole voting and investment power as to 100 shares held on her own behalf. She disclaims voting and investment power as to 25,522 shares included above, which are held in an irrevocable trust for her benefit by George H. Broadrick, sole trustee. Such 25,522 shares also are included in the beneficial ownership of Mr. Broadrick.

         (9) For a description of the beneficial ownership of common stock by Frank B. Holding, see footnote (4) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

         (10) Russell A. McCoy, Jr. exercises sole voting and investment power as to 100 shares held on his own behalf and disclaims beneficial ownership as to 73 shares held by his wife and included above.

         (11) E. Hite Miller, Sr. exercises sole voting and investment power as to 230 shares held on his own behalf. He exercises shared voting and investment power as to 11,316 shares held in a fiduciary capacity in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina, which corporation is deemed controlled, for beneficial ownership purposes, by Mr. Miller; such 11,316 shares also are included in the beneficial ownership of Frank B. Holding, and 1,000 of such shares also are included in the beneficial ownership of J. William Pitts, Sr.

         (12) J. William Pitts, Sr. exercises sole voting and investment power as to 100 shares held on his own behalf. He exercises shared voting and investment power as to 1,243 shares held by his wife and 1,000 shares held in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina in a trust for the benefit of his son, which 1,000 shares also are included in the beneficial ownership of E. Hite Miller, Sr. and Frank B. Holding, each of whom is deemed a control person of the Bank for beneficial ownership purposes.

         (13) Bruce L. Plyler exercises sole voting and investment power as to 100 shares held on his own behalf and as to 2,055 shares held by him in a fiduciary capacity as trustee for his wife, which shares are included above and are held in a nominee name by a brokerage firm.

         (14) William E. Sellars exercises sole voting and investment power as to 200 shares held on his own behalf. He exercises shared voting and investment power as to 37,998 shares held by C. W. Haynes and Company, Inc., of which he is President, which shares also are included in the beneficial ownership of Robert B. Haynes and Wycliffe E. Haynes.

         (15) Henry F. Sherrill exercises sole voting and investment power as to 1,000 shares held on his own behalf and disclaims beneficial ownership as to 2,091 shares held by his wife and included above.

         (16) Bancorp has outstanding 47,720 shares of $5 par non-voting common stock ("non-voting common stock") and 525 shares of $200 par Series E preferred stock ("non-voting preferred stock"). Holders of shares of non- voting preferred stock have no right to vote except as required by law, unless dividends are in arrears on such series, and then the holders may cast one vote per share in the election of directors. The holders of non-voting common and preferred stock have no right to vote as a class, except when class voting is required by law, and are not entitled to vote on any Proposals to be considered at this Annual Meeting.

         (17) The shares of non-voting common stock shown as beneficially owned by Frank B. Holding are owned by The Robert P. Holding Foundation, Inc., a charitable foundation of which Mr. Holding is a director (18,806 shares) and by Yadkin Valley Company (5,631 shares), which corporation is deemed controlled, for beneficial ownership purposes, by Mr. Holding. If such shares were entitled to vote as described in the preceding footnote, Mr. Holding would exercise shared voting power as to such shares.

         (18) For a description of the beneficial ownership of $50 par preferred stock by Frank B. Holding, see footnote
                           (6) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

         (19) E. Hite Miller, Sr. exercises shared voting and investment power as to 227 shares of $20 par preferred stock held in a nominee name by the Trust Department of First-Citizens Bank and Trust Company of South Carolina, which corporation is deemed controlled, for beneficial ownership purposes, by Mr. Miller, which 227 shares also are included in the beneficial ownership shown above for Frank B. Holding.

         (20) For a description of the beneficial ownership of $20 par preferred stock by Frank B. Holding, see footnote
                           (8) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

         (21) For a description of the beneficial ownership of no par preferred stock by Frank B. Holding, see footnote
                           (9) of the section of this Proxy Statement entitled "PRINCIPAL HOLDERS OF VOTING SECURITIES."

         (22) Frank B. Holding does not hold of record any shares of non-voting preferred stock and disclaims beneficial ownership as to 378 shares shown above and held by his adult daughters and their spouses.

                    Required Reports of Beneficial Ownership

         Bancorp's directors and executive officers are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding the amount of and changes in their beneficial ownership of Bancorp's common and preferred stock. Based on its review of copies of those reports, Bancorp's proxy materials are required to disclose failures to report shares beneficially owned or changes in such beneficial ownership or to timely file required reports. It has come to Bancorp's attention that Edgar L. Prosser inadvertently did not file a timely initial report of beneficial ownership of Bancorp's stock when he first became subject to the SEC's reporting requirements on April 25, 1995, as a result of his designation as an executive officer by the Board of Directors. The required initial report was filed during 1995.


                   PROPOSAL 1: FIXING THE NUMBER OF DIRECTORS

         The Bylaws of Bancorp provide that the Board shall consist of not less than seven nor more than 34 directors. Currently, there are 25 directors and management proposes that the number of directors to be elected at the Annual Meeting be set at 25. Pursuant to the Bylaws and in accordance with South Carolina law, during the interim between Annual Meetings the Board of Directors may increase the number of directorships within the range set forth above and may elect additional directors to fill vacancies created by any such increase.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE THEIR SHARES IN FAVOR OF FIXING THE NUMBER OF DIRECTORS TO BE ELECTED AT 25.


                        PROPOSAL 2: ELECTION OF DIRECTORS

         The persons named below have been nominated by the Board of Directors for election at the Annual Meeting as directors of Bancorp. Each of the 25 nominees currently serves as a director of Bancorp and has been nominated to be reelected for a term of one year or until his resignation, retirement, death, removal or disqualification, or until his respective successor has been duly elected and qualified:




                                    Positions With                     Year           Principal Occupation and
Name, Address                       Bancorp                            First          Business Experience For
and Age                             and Bank                           Elected(1)     Past Five or More Years

Jim B. Apple                        Director, President and              1993         President and Chief Operating Officer of
Columbia, SC                        Chief Operating Officer;                          Bancorp and Bank (formerly Executive
 43                                 Member of Executive                               Vice President); previously President,
                                    Committee                                         Director and Chief Executive Officer,
                                                                                      Republic National Bank, Columbia, SC

Richard W. Blackmon                 Director; Member of                  1970         Owner, Richard Blackmon Construction
Lancaster, SC                       Executive Committee                               Co. (construction and land development)
 81


George H. Broadrick                 Director; Chairman of Audit          1972         Director, Consultant, Chairman of the
Charlotte, NC                       and Compensation                                  Executive Committee and retired
 73                                 Committees                                        President, First Citizens BancShares, Inc.
                                                                                      and First-Citizens Bank & Trust
                                                                                      Company, Raleigh, NC

T. E. Brogdon (2)                   Director;                            1970         Consultant to Bank; retired banker
Lancaster, SC                       Consultant
 63


                                        8



                                    Positions With                     Year           Principal Occupation and
Name, Address                       Bancorp                            First          Business Experience For
and Age                             and Bank                           Elected(1)     Past Five or More Years



Laurens W. Floyd                    Director; Member                     1988          President and Chief Executive Officer,
Dillon, SC                          of Audit Committee                                 Dillon Provision Co., Inc. (wholesale
 67                                                                                    meat distributors)

Charles S. Haltiwanger              Director; Member                     1970         Retired businessman
Columbia, SC                        of Audit and Compensation
 78                                 Committees

William E. Hancock, III             Director                             1976         President, Hancock Buick/BMW
Columbia, SC                                                                          Company (automobile dealer)
 50

T. J. Harrelson                     Director                             1970         Retired businessman
Columbia, SC
 82

Robert B. Haynes (3)                Director                             1972         Chairman of the Board, Vice President
Columbia, SC                                                                          and Secretary, C. W. Haynes
 50                                                                                   and Company, Inc.
                                                                                      (mortgage banking and real estate)

Wycliffe E. Haynes (3)              Director                             1972         Vice President and Treasurer, C. W.
Columbia, SC                                                                          Haynes and Company, Inc.
 52                                                                                   (mortgage banking and real estate)

Albert R. Heyward, II               Director                             1970         Retired; Chairman of the Board, W. B.
Columbia, SC                                                                          Guimarin & Co., Inc.
 82                                                                                   (mechanical contractors)

Carmen P. Holding (4)               Director                             1992         Showroom salesperson, Scalamandre,
Atlanta, GA                                                                           Inc. (decorative fabrics manufacturer and
 27                                                                                   wholesaler); formerly management
                                                                                      trainee/Trust Department, First-Citizens
                                                                                      Bank & Trust Company, Raleigh, NC

Frank B. Holding (4)                Vice Chairman of                     1970         Executive Vice Chairman of the Board
Smithfield, NC                      the Board; Chairman of                            (formerly Vice Chairman), First Citizens
 67                                 Executive Committee                               BancShares, Inc. and First-Citizens Bank
                                                                                      & Trust Company, Raleigh, NC; Vice
                                                                                      Chairman (formerly President), Bancorp
                                                                                      and Bank; Director, Southern BancShares
                                                                                      (N.C.), Inc., Mount Olive, NC

Dan H. Jordan                       Director                             1970         Retired farmer and businessman
Nichols, SC
 72

Thomas W. Lane                      Director                             1970         Retired realtor
Pawleys Island, SC
 79


                                              9



                                    Positions With                     Year           Principal Occupation and
Name, Address                       Bancorp                            First          Business Experience For
and Age                             and Bank                           Elected(1)     Past Five or More Years


Russell A. McCoy, Jr.               Director; Member                     1970         Consultant, South Carolina Department of
Columbia, SC                        of Audit Committee                                Commerce
 84

E. Hite Miller, Sr.                 Chairman of the Board and            1980         Chairman of the Board and Chief
Spartanburg, SC                     Chief Executive Officer;                          Executive Officer (formerly also
 70                                 Member of Executive                               President) of Bancorp and Bank; prior to
                                    Committee                                         that, Senior Vice President and Regional
                                                                                      Administrator of Bank

N. Welch Morrisette, Jr.            Director                             1970         Retired attorney
Columbia, SC
 74

E. Perry Palmer                     Director                             1993         President and Owner,
Columbia, SC                                                                          E. P. Palmer Corporation
 60                                                                                   (funeral service)

J. William Pitts, Sr.               Director                             1970         Retired physician
Columbia, SC
 75

Bruce L. Plyler                     Director                             1970         Retired businessman
Lancaster, SC
 76

L. H. Rowell                        Director                             1970         Retired businessman
Bennettsville, SC
 82

William E. Sellars                  Director; Member of                  1970         President, C. W. Haynes and Company,
Columbia, SC                        Executive and Compensation                        Inc. (mortgage banking and real estate)
 71                                 Committees

Henry F. Sherrill (5)               Director; Member of                  1970         Attorney; Partner, Sherrill and
Columbia, SC                        Executive Committee;                              Roof, L.L.P. (attorneys)
 73                                 General Counsel

J. A. Stanley                       Director; Member                     1970         Retired banker; Secretary and Treasurer,
Lake View, SC                       of Audit Committee                                Carpostan Industries, Inc.
 66                                                                                   (textile manufacturer)

--------------------------

(1) The term "Year First Elected" refers to the year in which each director was originally elected to the Board of Directors of Bancorp and/or the Bank. Bancorp was formed in 1982 to be the holding company of the Bank
         (which was chartered in 1970). Service prior to 1970 of several directors on the Boards of various merging banks or predecessors of the Bank is not shown above.

(2) T. E. Brogdon has been nominated for election as a director pursuant to a retirement and consulting agreement entered into upon his retirement as an officer of the Bank and in which he agreed to continue serving as a director.


                                       10




(3)      Robert B. Haynes and Wycliffe E. Haynes are brothers.

(4)      Carmen P. Holding is the niece of Frank B. Holding.

(5) Henry F. Sherrill served as general counsel to Bancorp and the Bank prior to and during 1995, which relationship is expected to continue through 1996. During 1995, Bancorp and the Bank paid $98,383 in legal fees to Mr. Sherrill's law firm, Sherrill and Roof, LLP. Prior to February 1995, Mr. Sherrill was an attorney with the law firm of Sherrill & Rogers, P.C.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE THEIR SHARES
IN FAVOR OF THE 25 NOMINEES LISTED ABOVE.



                                 Directors' Fees

         Each director who is not an executive officer of Bancorp or the Bank receives $100 for attendance at each meeting of Bancorp's Board and $250 for attendance at each meeting of the Bank's Board, and $100 for attendance at each meeting of a committee held on a day other than the date of a Board meeting.


               Meetings and Committees of the Boards of Directors

         Bancorp's and the Bank's Boards of Directors held five meetings in 1995. All directors attended at least 75% of the aggregate number of meetings of the Boards of Directors and the committees on which they served, with the exception of Directors C. Haltiwanger, W. Hancock, C. Holding, D. Jordan and T.
Lane.

         Each of Bancorp's directors also serves as a director of the Bank.
Bancorp's and the Bank's Boards of Directors each has an Audit Committee which is made up of the same members, and the Bank's Board of Directors has several standing committees, including a Compensation Committee. Neither of the Boards of Directors has a standing nominating committee or any other committee performing an equivalent function.

         The Audit Committee consists of George H. Broadrick - Chairman, Laurens
W. Floyd, Charles S. Haltiwanger, Russell A. McCoy, Jr. and Jack A. Stanley. The
Bank's Audit Director reports directly to the Audit Committee which oversees the continuous audit program conducted by the Bank's internal audit staff. Subject to approval of the Board of Directors, the Audit Committee engages a qualified firm of independent certified public accountants to conduct an annual audit of Bancorp's consolidated financial statements. It receives written reports, supplemented by such oral reports as it deems necessary, from such firm and reviews non-audit services proposed by management to be provided by the accounting firm. The Audit Committee held four meetings during 1995.

         The membership of the Compensation Committee of the Bank is set forth below. As further described below, the Compensation Committee makes recommendations to the Board of Directors regarding the salaries of Bancorp's and the Bank's executive officers and with respect to such other compensation matters as it deems appropriate. During 1995, the Compensation Committee held two meetings.


           Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consists of George H. Broadrick - Chairman,
Charles S. Haltiwanger and William E. Sellars. Mr. Sellars is an officer of C.
W. Haynes and Company, Inc. ("C. W. Haynes"), which was reimbursed the amount of $2,809 per month by the Bank during 1995 for Mr. Sellars' management services to the Bank. It is expected that this reimbursement arrangement will continue in 1996 under substantially the same terms as applied during 1995.


                                       11




         Mr. Broadrick, a director of Bancorp and the Bank and the Chairman of the Compensation Committee, also is a director and Chairman of the Executive
Committee of First-Citizens Bank & Trust Company, Raleigh, North Carolina
("FCB/NC"), and its holding company, First Citizens BancShares, Inc.
("BancShares"). During 1995, Mr. Broadrick also served as a member of BancShares' Cash Incentive Plan Committee. He was President of both BancShares and FCB/NC prior to his retirement in 1987. He also has served as a consultant to FCB/NC since his retirement, which relationship is expected to continue through 1996.


             Compensation Committee Report on Executive Compensation

         The Bank attempts to provide compensation at levels that will enable it to attract and retain qualified and motivated individuals as officers and employees. However, at the present time, annual salary is the only form of compensation paid to or for the benefit of executive officers (other than benefits under the Bank's 401(k) salary deferral plan and other customary employee benefit and welfare plans, including a defined benefit pension plan).
The Compensation Committee (the "Committee") administers the Bank's compensation program and has responsibility for matters involving the compensation of executive officers.

         For 1995, the Committee established a recommended salary for each executive officer (including the chief executive officer) based on an evaluation of that officer's individual level of responsibility and performance. The
Committee's recommendations were reported to and subject to the approval of the Board of Directors which made all final decisions regarding the salaries of executive officers. The performance of individual executive officers and the Bank's financial performance generally were considered by the Committee and the Board of Directors in connection with the setting of salaries for 1995. However, the setting of salaries largely is subjective and there are no specific formulae, objective criteria or other such mechanism by which adjustments to each executive officer's salary are tied empirically to his individual performance or to the Bank's financial performance.

         Mr. Miller is employed by the Bank pursuant to an employment agreement which provides that his salary will be increased annually by a percentage not less than the average percentage of increases granted to other officers of the Bank. For 1995, Mr. Miller's salary was increased to $167,917.

         Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of annual compensation in excess of $1,000,000 paid to certain executive officers of public corporations. As none of Bancorp's executive officers receive annual compensation approaching that amount, Bancorp's Board of Directors has not adopted a policy with respect to Section 162(m).



                        Compensation Committee:    George H. Broadrick, Chairman
                                                   Charles S. Haltiwanger
                                                   William E. Sellars





                               Executive Officers

         The following persons have been designated as "executive officers" of Bancorp or the Bank by the appropriate Board of Directors. Except as noted, each executive officer has served for the past five years in the capacities indicated below:

                                       12




Name                                          Age                  Position
E. Hite Miller, Sr.                           70                   Chairman of the Board and Chief
                                                                   Executive Officer of Bancorp and Bank
                                                                   since January 1993 (formerly also
                                                                   President from January 1993 to April
                                                                   1994); formerly Senior Vice President and
                                                                   Regional Administrator of Bank

Frank B. Holding                              67                   Vice Chairman since January 1993
                                                                   (formerly President) of Bancorp and Bank


Jim B. Apple                                  43                   President and Chief Operating Officer of
                                                                   Bancorp and Bank since April 1994
                                                                   (formerly Executive Vice President); prior
                                                                   to that, President and Chief Executive
                                                                   Officer of Republic National Bank,
                                                                   Columbia, S.C.

Jay C. Case                                   54                   Treasurer and Chief Financial Officer of
                                                                   Bancorp and Bank; Executive Vice
                                                                   President of Bank since October 1995
                                                                   (formerly Senior Vice President);
                                                                   Controller of Bank; President and
                                                                   Treasurer, Wateree Life Insurance
                                                                   Company and Wateree Agency, Inc.

E. W. Wells                                   53                   Secretary of Bancorp and Bank;
                                                                   Senior Vice President of Bank

Charles S. McLaurin, III                      57                   Executive Vice President of Bank since
                                                                   July 1995 (formerly Senior Vice President
                                                                   and Regional Supervisor)

William K. Brumbach, Jr.                      53                   Senior Vice President and
                                                                   Trust Director of Bank

Charles D. Cook                               52                   Senior Vice President and Commercial
                                                                   Lending Director of Bank

Edgar L. Prosser                              42                   Senior Vice President and Consumer
                                                                   Lending Director of Bank since April
                                                                   1995 (formerly Vice President and
                                                                   Consumer Loan Manager)

Janis B. Summers                              45                   Senior Vice President of Bank since April
                                                                   1994 (formerly President, First Citizens
                                                                   Mortgage Corporation of SC from 1992
                                                                   until its merger into the Bank in 1995
                                                                   prior to that, Executive Vice President)

Mike E. Toole                                 42                   Audit Director of Bank since October
                                                                   1993 (formerly Internal Auditor)


                             Executive Compensation

         The following table shows, for 1995, 1994 and 1993, the cash and certain other compensation paid to or received or deferred by each of the four most highly compensated executive officers of Bancorp and the Bank in all capacities in which they served.



                                                                        SUMMARY COMPENSATION TABLE

                                          Annual Compensation                                Long-Term Compensation

                                                                                          Awards               Payouts

                                                                   Other                                                     All
                                                                  Annual         Restricted                                 Other
         Name and                                                 Compen-           Stock        Options/        LTIP      Compen-
         Principal                        Salary       Bonus      sation           Awards          SARs         Payouts    sation
         Position           Year           ($)(1)       ($)         ($)             ($)            (#)            ($)      ($)(2)

E. Hite Miller, Sr.         1995          167,917       -0-          -0-            -0-            -0-           -0-        6,750
  Chairman and
  Chief Executive
  Officer (3)


                            1994          155,000       -0-          -0-            -0-            -0-           -0-        6,750

                            1993          140,000       -0-          -0-            -0-            -0-           -0-        6,356

Jim B. Apple                1995          146,250       -0-          -0-            -0-            -0-           -0-        6,697
  President and
  Chief Operating           1994          135,000       -0-          -0-            -0-            -0-           -0-        6,191
  Officer (4)
                            1993           69,038        -            -              -              -             -         2,130

Jay C. Case                 1995          137,500       -0-          -0-            -0-            -0-           -0-        6,244
  Executive Vice
  President and
  Chief Financial
  Officer

                            1994          130,000       -0-          -0-            -0-            -0-           -0-        5,906

                            1993          120,555       -0-          -0-            -0-            -0-           -0-        5,479


Charles S.                  1995          118,380       -0-          -0-            -0-            -0-           -0-        5,427
McLaurin, III
  Executive Vice
  President

                            1994          113,282       -0-          -0-            -0-            -0-           -0-        5,191

                            1993          108,925       -0-          -0-            -0-            -0-           -0-        4,988

----------------------
(1) Includes amounts deferred at the election of each named executive officer pursuant to the Bank's Section 401(k) salary deferral plan.

(2) Consists entirely of the Bank's contributions on behalf of each named executive officer to the Bank's Section 401(k) salary deferral plan.

(3) Mr. Miller is employed by the Bank pursuant to an employment agreement, which provides that his salary will be increased annually by a percentage not less than the average percentage of increases granted to other officers of the Bank.

(4) Mr. Apple first became employed by the Bank on April 27, 1993, as an Executive Vice President. He was promoted to President on April 27, 1994.

                                  Pension Plan



         The following table shows the estimated benefits payable to a covered participant at normal retirement age under the Bank's qualified defined benefit pension plan (the "Pension Plan") based on various specified numbers of years of service and various levels of covered compensation.



                                                               Years of Service
    Final
   Average
 Compensation   15 Years           20 Years        25 Years         30 Years          35 Years       40 Years       45 Years


  $  50,000    $ 11,186           $ 14,915        $ 18,644         $ 22,373         $ 26,101        $ 29,101       $ 29,101

     75,000      18,124             24,165          30,206           36,248           42,289          46,789         46,789

    100,000      25,061             33,415          41,769           50,123           58,476          64,476         64,476

    125,000      31,999             42,665          53,331           63,998           74,664          82,164         82,164

    150,000      38,936             51,915          64,894           77,873           90,851           99,851         99,851

    175,000      45,874             61,165          76,456           91,748           107,039         117,539        117,539

    200,000      52,811             70,415          88,019           105,623          120,000         120,000        120,000

    225,000      59,749             79,665          99,581           119,498          120,000         120,000        120,000


         Benefits shown in the table are computed as straight life annuities beginning at age 65 and are not subject to a deduction for Social Security benefits or any other offset amount. A participant's compensation covered by the Bank's pension plan is his or her base salary (including amounts deferred pursuant to the Bank's Section 401(k) salary deferral plan), and the participant's benefits are based on "final average compensation" which is the participant's highest average annual covered compensation for any five consecutive years during the last ten complete calendar years as a plan participant. The estimated years of service and "final average compensation", respectively, as of January 1, 1996, for each of the named executive officers are as follows: Mr. Miller - 48 years and $129,474; Mr. Apple - 3 years and $140,625; Mr. Case - 21.5 years and $122,812; Mr. McLaurin - 31 years and $109,622. The estimated benefits in the table above reflect the $120,000 limit on benefits permitted by tax laws for a participant retiring in 1996. For 1995, the limit on compensation that can be included in calculating benefits is $150,000; however, compensation in excess of $150,000 is reflected in the estimated annual benefits shown in the table above.

                                Performance Graph

         The following line graph compares the cumulative total shareholder return on Bancorp's common stock ("CTSR") during the previous five fiscal years, with the CTSR over the same measurement period in the Nasdaq-U.S. index and the Nasdaq Banks index. Each line graph assumes $100 invested on January 1, 1991, and that dividends are reinvested in additional shares. However, since Bancorp has not paid dividends on its common stock during the previous five years, there is no dividend reinvestment to take into consideration as part of Bancorp's cumulative total shareholder return.

        Comparison of Five-Year Cumulative Total Shareholder Return among
             First Citizens Bancorporation of South Carolina, Inc.,
                       Nasdaq Banks and Nasdaq-US Indices



(The Performance Graph appears here. See the table below for plot points.)

Year            + Bancorp                o Nasdaq Banks           * Nasdaq-US
1990               $100                        $100                 $100
1991                126                         164                  161
1992                161                         239                  187
1993                192                         272                  215
1994                209                         271                  210
1995                230                         404                  296

                          Transactions with Management

         Certain directors and executive officers of Bancorp and the Bank and their associates were customers of and had transactions with the Bank in the ordinary course of the Bank's business during 1995. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others and, in the opinion of the Bank, did not involve more than a normal risk of collectibility or present other unfavorable features.

         Certain specific relationships or transactions are described above under the caption "Compensation Committee Interlocks and Insider Participation" and in footnote (5) to the table listing directors under the caption "PROPOSAL 2: ELECTION OF DIRECTORS".

         During 1995, the Bank reimbursed First-Citizens Bank & Trust Company, Raleigh, North Carolina ("FCB/NC"), $7,185 per month for the management services of Frank B. Holding (who does not receive any compensation directly from Bancorp or the Bank). Mr. Holding is Vice Chairman of the Board of Bancorp and the Bank and also serves as Executive Vice Chairman of the Board of FCB/NC and its holding company, First Citizens BancShares, Inc. It is expected that such reimbursement arrangement will continue in 1996 under substantially the same terms as applied during 1995; however, the amount of the Bank's reimbursement to FCB/NC has been increased to $7,544 per month for 1996.


                             INDEPENDENT ACCOUNTANTS

         The certified public accounting firm of Price Waterhouse has been selected by the Audit Committee to serve as Bancorp's independent public accountants for 1996.

         One or more representatives of Price Waterhouse are expected to be present at the Annual Meeting of Shareholders and available to respond to appropriate questions, and will have the opportunity to make a statement if they so desire.

                        AVAILABILITY OF OTHER INFORMATION

         Bancorp annually files with the Securities and Exchange Commission an Annual Report on Form 10-K. UPON TELEPHONED OR WRITTEN REQUEST, BANCORP WILL PROVIDE A COPY OF ITS MOST RECENTLY FILED FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES, WITHOUT CHARGE TO ANY SHAREHOLDER ELIGIBLE TO VOTE AT THE ANNUAL MEETING. SUCH REQUESTS SHOULD BE DIRECTED TO E. W. WELLS, SECRETARY, FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC., POST OFFICE BOX 29, COLUMBIA, SOUTH CAROLINA 29202, TELEPHONE: 803-733-2003.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be presented at the 1997 Annual Meeting must be received at Bancorp's principal executive office in Columbia, South Carolina, by November 29, 1996, in order to be included in the proxy materials for such Annual Meeting. It is anticipated that the 1997 Annual Meeting will be held during April 1997.

                                  OTHER MATTERS

         Management knows of no other matters to be presented at the Annual Meeting. Should other matters properly come before the meeting, or any adjournments thereof, proxyholders named in the enclosed proxy will be authorized to vote the shares represented by them in accordance with their best judgment pursuant to the discretionary authority included in the proxy.

         YOU ARE URGED TO SIGN AND RETURN YOUR PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.


                                         By Order of the Board of Directors




                                         E. W. Wells, Secretary





March 22, 1996

*******************************************************************************
                                    APPENDIX




              FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.
                                1230 Main Street
                               Post Office Box 29
                         Columbia, South Carolina 29202


                      PROXY SOLICITED BY BOARD OF DIRECTORS


                  The undersigned hereby appoints E. Hite Miller, Sr., Jim B. Apple and E. W. Wells, or any of them, attorneys and proxies, with power of substitution, to vote all outstanding stock of First Citizens Bancorporation of South Carolina, Inc. ("Bancorp") held of record by the undersigned on March 15, 1996, at the Annual Meeting of Shareholders of Bancorp to be held in the Board Room on the third floor of the First Citizens Banking Center of First-Citizens Bank and Trust Company of South Carolina, at the corner of Washington and Park Streets, Columbia, South Carolina at 2:00 p.m. on April 24, 1996, or at any adjournments thereof.

                  The undersigned hereby directs that shares represented by this proxy be voted as follows:

1.                FIXING THE NUMBER OF DIRECTORS:  Proposal to set the number of directors to be elected at 25.
                  [ ] FOR                   [ ] AGAINST          [ ] ABSTAIN


2.                ELECTION OF DIRECTORS:
                  [ ] FOR all nominees listed below         [ ] WITHHOLD AUTHORITY to vote for
                     (except as indicated otherwise)            all nominees listed below.


                  Nominees: J. B. Apple; R. W. Blackmon; G. H. Broadrick; T. E. Brogdon; L. W. Floyd; C. S. Haltiwanger; W. E. Hancock, III; T. J. Harrelson; R.
B. Haynes; W. E. Haynes; A. R. Heyward, II; C. P. Holding; F. B. Holding; D. H. Jordan; T. W. Lane; R. A. McCoy, Jr.; E. H. Miller, Sr.; N. W. Morrisette, Jr.;
E. P. Palmer; J. W. Pitts, Sr.; B. L. Plyler; L. H. Rowell; W. E. Sellars; H. F. Sherrill; and J. A. Stanley (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided.)

--------------------------------------------------------------------------------

3. OTHER BUSINESS: The persons named herein as attorneys and proxies are authorized to vote the shares represented by this proxy according to their best judgment on such other matters as may properly come before the meeting.

                  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, THE PROXYHOLDERS WILL VOTE THIS PROXY "FOR" PROPOSAL 1 AND "FOR" THE ELECTION OF ALL THE NOMINEES LISTED IN PROPOSAL 2 ABOVE BY CASTING AN EQUAL NUMBER OF VOTES FOR EACH SUCH NOMINEE. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 2 HAVE BECOME UNAVAILABLE FOR ANY REASON, THE PROXYHOLDERS HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. IF CUMULATIVE VOTING IS FOLLOWED IN THE ELECTION OF DIRECTORS, THE PROXYHOLDERS MAY, IN THEIR DISCRETION, VOTE THE SHARES TO WHICH SUCH PROXY RELATES ON A BASIS OTHER THAN EQUALLY FOR EACH OF THE NOMINEES NAMED ABOVE AND FOR LESS THAN ALL SUCH NOMINEES, BUT IN SUCH EVENT, THE PROXYHOLDERS WILL CAST SUCH VOTES IN A MANNER WHICH WOULD TEND TO ELECT THE GREATEST NUMBER OF SUCH NOMINEES (OR ANY SUBSTITUTES THEREFOR) AS THE NUMBER OF VOTES CAST BY THEM WOULD PERMIT.

                  Please date and sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated ___________________, 1996   ______________________________________(SEAL)
                                  (Signature)

                                  ______________________________________(SEAL)
                                  (Signature if held jointly)


                                   NUMBER OF SHARES:

                                           Common
                                           Series A $50 Par Preferred
                                           Series B $50 Par Preferred
                                           Series C $20 Par Preferred
                                           Series F $50 Par Preferred
                                           Series G No-Par Preferred



 PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED
                                    ENVELOPE